EXHIBIT 10.142

                               TENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        THIS TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Tenth Amendment") dated as of March 31, 1997, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on Annex I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to. Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, and as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996 (as so amended, the "Credit Agreement"); and

        WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to revise certain financial covenants.


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        WHEREAS, the Banks and the Agent have agreed to amend the Credit
Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

        a. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

        "Section 5.12. Minimum Consolidated Tangible Net Worth Plus Subordinated Debt. Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March 30, 1997; $34,500,000.00 from March 31, 1997 until June 29, 1997;
        $35,000,000.00 from June 30, 1997 until September 29, 1997;
        $43,000,000.00 from September 30, 1997 until September 29, 1998; and $45,000,000.00 thereafter. Notwithstanding the above, in the event the pretax charge to earnings previously disclosed to the Agent and the Banks and incurred by the Borrower during the period ending on September 29, 1997 is less than $9,859,826.00, the Minimum Consolidated Tangible Net Worth Plus Subordinated Debt requirement set forth above for the period from March 31, 1997 until September 29, 1997 shall be increased by the amount of the difference between the after tax effect of the actual pretax charge to earnings incurred during said period and the after tax effect of a pretax charge to earnings of $9,859,826.00.

        b. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

        "Section 5.14. Interest Coverage Ratio. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately

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        preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25: 1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1. 25: 1 for the immediately preceding 'our (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings referred to in Section 5.12 not to exceed $9, 859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings referred to herein not to exceed $9,859,826.00 incurred during the quarterly period ending June 30, 1997, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1997, and for said immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

        c. Subsection (g) of Section 5.18 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

        "(g). the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the prior written consent of all Banks and, further provided that not more than $2,500,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V."

2. COUNTERPARTS. The Tenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement

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unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.


4. RATIFICATION OF LOAN DOCUMENTS: MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Tenth Amendment to Credit .Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Tenth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.




                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]



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      IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the day and year first above written.


                                   COMPANY:

                                   CATALINA LIGHTING, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Vice President, Secretary,
                                      Treasurer



                                   GUARANTORS:

                                   EACH OF THE CORPORATIONS LISTED
                                   ON ANNEX 1 HERETO

                                   CATALINA INDUSTRIES, INC. d/b/a Dana
                                   Lighting

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer


                                   CATALINA REAL ESTATE TRUST, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer


                                   ANGEL STATION, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer


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                                   MERIDIAN LAMPS, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer


                                   MERIDIAN LAMPS DEVELOPMENT, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer


                                   CATALINA ADMINISTRATIVE CORPORATION

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Assistant Secretary


                                   CATALINA MERCHANDISING, INC.

                                   By: /s/ THOMAS M. BLUTH
                                      --------------------------------------
                                      Thomas M. Bluth
                                      Secretary, Treasurer





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                                   AGENT:

                                   SUNTRUST BANK, CENTRAL FLORIDA
                                   NATIONAL ASSOCIATION


                                   By:
                                      --------------------------------------
                                      Name:
                                             -------------------------------
                                      Title:
                                             -------------------------------

                                   THE BANKS:

                                   SUNTRUST BANK, CENTRAL FLORIDA
                                   NATIONAL ASSOCIATION


                                   By:
                                      --------------------------------------
                                      Name:
                                             -------------------------------
                                      Title:
                                             -------------------------------

                                   FIRST UNION NATIONAL BANK OF FLORIDA


                                   By:
                                      --------------------------------------
                                      Name:
                                             -------------------------------
                                      Title:
                                             -------------------------------

                                   NATIONAL CANADA FINANCE CORP.


                                   By:
                                      --------------------------------------
                                      Michael S. Bloomenfeld
                                      Vice President



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